SUPPLEMENT DATED SEPTEMBER 1, 1999
                      TO PROSPECTUS DATED SEPTEMBER 1, 1999

                            THE SHEPHERD VALUES FUNDS


         Until further notice, only the Shepherd Values Market Neutral Fund and the Shepherd Values Growth Fund are available for purchase.

         On June 1, 1999, National Capital Companies, LLC acquired Cornerstone Capital Management, Inc., the investment advisor to the Shepherd Values Funds. Under the Investment Company Act of 1940, the acquisition is considered an assignment of the advisor's management agreements with the Shepherd Values Funds, and new management agreements must be approved by the shareholders of each Fund. Cornerstone Capital Management, Inc. will not be compensated for its services from June 1, 1999 until the new management agreements are approved by the shareholders at a meeting called for such purpose.

This Supplement, and the Prospectus dated September 1, 1999, contain information that you should know before investing in a Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated September 1, 1999, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 877-636-2766.



PROSPECTUS                                                    SEPTEMBER 1, 1999

                              SHEPHERD VALUES FUNDS

                         6760 Corporate Drive, Suite 230
                           Colorado Springs, CO 80919

               For Information, Shareholder Services and Requests:
                                 (877) 636-2766


         THE SHEPHERD VALUES FUNDS WILL NOT KNOWINGLY INVEST IN BUSINESSES THAT ARE ENGAGED TO ANY SIGNIFICANT DEGREE, DIRECTLY OR THROUGH SUBSIDIARIES, IN THE ALCOHOLIC BEVERAGE, TOBACCO, PORNOGRAPHIC AND GAMBLING INDUSTRIES OR COMPANIES INVOLVED IN THE BUSINESS OF ABORTING LIFE BEFORE BIRTH. IN ADDITION, THE ADVISOR RESERVES THE RIGHT TO EXERCISE ITS BEST JUDGEMENT TO EXCLUDE OWNERSHIP IN OTHER COMPANIES WHOSE CORPORATE PRACTICES, IN THE ADVISOR'S OPINION, COULD BE FOUND OFFENSIVE TO TRADITIONAL JUDEO-CHRISTIAN VALUES.


SHEPHERD VALUES MARKET NEUTRAL FUND: The investment objective of the Market Neutral Fund is long term capital appreciation while maintaining minimal exposure to general equity market risk. The Fund seeks to achieve this objective by taking long positions in U.S. equity securities that its advisor, Cornerstone Capital Management, Inc. (the "Advisor"), has identified as undervalued, and short positions in stocks that the Advisor has identified as overvalued, based on certain financial characteristics. This strategy is commonly referred to as "market neutral investing."

SHEPHERD VALUES GROWTH FUND: The investment objective of the Growth Fund is long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks which the Advisor believes are undervalued by the market. In searching for investments for the Fund, the Advisor employs a style that focuses on securities with a low current price relative to the Advisor's view regarding long term intrinsic value.

SHEPHERD VALUES VIF EQUITY FUND: The investment objective of the VIF Equity Fund is to track the performance of the VIF 400 Values Index, which is composed of approximately 400 of the S&P 500 stocks, screened to satisfy certain traditional Judeo-Christian values.

SHEPHERD VALUES SMALL-CAP FUND. The investment objective of the Small-Cap Fund is long term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of small capitalization U.S. companies.

SHEPHERD VALUES INTERNATIONAL FUND. The investment objective of the International Fund is long term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign companies.

SHEPHERD VALUES FIXED INCOME FUND. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with the preservation of capital. The Fund seeks to achieve this objective by investing primarily in a broad range of investment grade fixed income securities.



         Each Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, distributed by AmeriPrime Financial Securities, Inc. This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated September 1, 1999 has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference, and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            SUMMARY OF FUND EXPENSES

         The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in each Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

         Shareholders should be aware that the Funds, unlike most other mutual funds, do not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor do they pay directly any general administrative expenses. The Advisor pays all of the expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses.

                                                                            MARKET NEUTRAL            GROWTH             VIF EQUITY
SHAREHOLDER TRANSACTION EXPENSES                                                 FUND                  FUND                  FUND

Maximum Sales Load Imposed on Purchases (as a percentage of offering            3.50%                  3.50%                3.50%
price)
Sales Load Imposed on Reinvested Dividends                                       None                  None                 None
ANNUAL FUND OPERATING EXPENSESANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                                 2.25%                  1.75%                1.00%
12b-1 Charges                                                                   0.00%                  0.00%                0.00%
Other Expenses1                                                                 0.25%                  0.00%                0.00%
Total Fund Operating Expenses2                                                  2.50%                  1.75%                1.00%

1 THE MARKET NEUTRAL FUND AND THE VIF EQUITY FUND ESTIMATES THAT OTHER EXPENSES (FEES AND EXPENSES OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT) WILL BE LESS THAN .005% OF AVERAGE NET ASSETS FOR THE FIRST FISCAL YEAR. THE OTHER EXPENSES FOR THE MARKET NEUTRAL FUND INCLUDE ESTIMATED DIVIDENDS PAYABLE ON SECURITIES SOLD SHORT OF 0.25% OF AVERAGE NET ASSETS FOR THE FIRST FISCAL YEAR.


                                                                              SMALL-CAP            INTERNATIONAL        FIXED INCOME
SHAREHOLDER TRANSACTION EXPENSES                                                FUND                  FUND                 FUND

Maximum Sales Load Imposed on Purchases (as a percentage of offering            3.50%                  3.50%                3.50%
price)
Sales Load Imposed on Reinvested Dividends                                       None                  None                 None
ANNUAL FUND OPERATING EXPENSESANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                                 1.80%                  1.95%                1.25%
12b-1 Charges                                                                   0.00%                  0.00%                0.00%
Other Expenses1                                                                 0.00%                  0.00%                0.00%
Total Fund Operating Expenses2                                                  1.80%                  1.95%                1.25%

1 EACH FUND ESTIMATES THAT OTHER EXPENSES (FEES AND EXPENSES OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT) WILL BE LESS THAN .005% OF AVERAGE NET ASSETS FOR THE FIRST FISCAL YEAR.

         The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in a Fund.

Example As a shareholder in a Fund, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and ------- (2) redemption at the end of each time period:

                                                     1 YEAR            3 YEARS
                                                     ------            -------
Shepherd Values Market Neutral Fund         $60               $113
Shepherd Values Growth Fund                          $52               $89
Shepherd Values VIF Equity Fund                      $10               $32
Shepherd Values Small-Cap Fund                       $18               $56
Shepherd Values International Fund                   $20               $61
Shepherd Values Fixed Income Fund                    $13               $40

                                    THE FUNDS

                  The Shepherd Values Market Neutral Fund and Growth Fund were organized as diversified series of AmeriPrime Funds, an Ohio business trust (the "Trust") on February 2, 1999. The Shepherd Values VIF Equity Fund, Small-Cap Fund, International Fund and Fixed Income Fund were organized as series of the Trust on May ___, 1999. Each is referred to as a "Fund" or collectively as the "Funds." This prospectus offers shares of each Fund and each share represents an undivided, proportionate interest in a Fund. The investment advisor to each Fund is Cornerstone Capital Management, Inc. (the "Advisor"). The Advisor has retained Nicholas-Applegate Capital Management, a California limited partnership ("Nicholas-Applegate"), to serve as sub-advisor to the Small-Cap Fund, Templeton Portfolio Advisory a division of Templeton/Franklin Investment Services, Inc. to serve as sub-advisor to the International Fund, and Potomac Asset Management Company, Inc. ("Potomac") to serve as sub-advisor to the Fixed Income Fund.


                       INVESTMENT OBJECTIVE AND STRATEGIES

THE SHEPHERD VALUES FUNDS: The Advisor's "values based" investment philosophy is used to select securities for each Fund's portfolio. In addition to financial characteristics, each security is screened to exclude issuers that, in the Advisor's opinion, are offensive to traditional Judeo-Christian values. These values, and the screening process, are discussed in more detail below.

          SHEPHERD VALUES MARKET NEUTRAL FUND: The investment objective of the Fund is long term capital appreciation while maintaining minimal exposure to general equity market risk. The Fund's investment advisor, Cornerstone Capital Management, Inc. (the "Advisor"), seeks to achieve this objective by taking long positions in U.S. equity securities that the Advisor has identified as undervalued and short positions in stocks that the Advisor has identified as overvalued, based on the Advisor's proprietary valuation model. The model considers certain financial characteristics, such as return on equity, cash flow, earnings consistency and debt load. This strategy is commonly referred to as "market neutral investing".

         The term "long position" means the Fund purchases the stock. The term "short position" means the Fund sells a stock that it does not own, borrows the same stock from a broker or other institution to complete the sale, and buys the same stock at a later date to repay the lender. If the stock is overvalued, and the price declines before the Fund buys the stock, the Fund makes a profit. If the price of the stock increases before the Fund buys the stock, the Fund loses money. The Advisor's strategy of using short positions in overvalued stocks along with long positions in undervalued stocks is intended to reduce the effects of general market movements on the Fund's performance, although there is no assurance that the Advisor will be able to do so.

         The success of the market neutral strategy is dependent on the Advisor's ability to correctly identify undervalued and overvalued stocks. If the Advisor is not successful, the Fund may experience losses regardless of the overall performance of the stock markets. In strong "bull" markets, when the prices of nearly all stocks are rising regardless of the underlying value of the companies, the Fund is expected to underperform the general markets because the Fund's short positions will likely lose money.

         The Advisor will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. The Fund's long positions will consist primarily of U.S. common stocks of large capitalization companies (those with market capitalizations above $5 billion). The Fund's short positions will consist primarily of U.S. common stocks of all capitalization ranges. The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors.

         When selling securities short, the Fund will be required to maintain a segregated account with its Custodian of cash, U.S. Government securities or other liquid securities equal to the market value of the securities sold less any collateral deposited with its broker. It is the intention of the Advisor that the Market Neutral Fund not borrow money to provide this collateral. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

         The Fund engages in short selling activities which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk.

SHEPHERD VALUES GROWTH FUND: The investment objective of the Fund is long term capital appreciation. The Advisor seeks to achieve this objective by investing primarily in common stocks which the Advisor believes are undervalued by the market based on the Advisor's proprietary valuation model. The model considers certain financial characteristics, such as return on equity, cash flow, earnings consistency and debt load. In searching for investments for the Fund, the Advisor employs a style that focuses on securities with a low current price relative to the Advisor's view regarding long term future value. The Fund engages in a "buy and hold" strategy emphasizing long term investment. The Fund invests primarily in common stocks of large capitalization U.S. companies (those with market capitalizations above $5 billion).

SHEPHERD VALUES VIF EQUITY FUND: The investment objective of the Fund is to track the performance of the VIF 400 Values Index (the "Values Index"). The Fund seeks to achieve this objective by investing substantially all of its assets in the common stocks comprising the Values Index. The Fund is not actively managed by an investment advisor who buys and sells securities based on research and analysis. Instead, the Fund is "passively managed" to try and match, as closely as possible, the performance of the Values Index by holding either all - or a representative sample - of the securities in the Values Index.

         The Values Index was developed and is currently maintained by Values Investment Forum, Inc. ("VIF"). To construct the Values Index, VIF begins with the companies comprising the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index consists of 500 widely traded stocks and is often used as an overall measure of stock market conditions. VIF then screens the S&P 500 Index to exclude any companies that are not consistent with Judeo-Christian values. This screening process is described below in the section titled "Values Based Investing." The Values Index currently consists of the stocks of approximately 400 companies. The weighting of each stock is based on the company's total market capitalization as a percentage of the Values Index's total capitalization. As a result, the stocks of a relatively few issuers may dominate the Values Index.

         If VIF determines that a company no longer meets the "values based" criteria, the company will be removed from the Index and the Fund will sell the company's stock as soon as practical. The Advisor will periodically adjust the Fund's portfolio in order to maintain a close correlation between the composition (and performance) of the Fund and the Values Index. Unlike the Values Index, the Fund has operating expenses. Therefore, while the Fund is expected to track the Values Index as closely as possible, it will not be able to match the performance of the Values Index exactly.

         As an alternative to holding all of the securities of the Values Index, the Fund may select stocks through a "sampling" technique in which the Fund selects a sampling of stocks that will approximate the Index in terms of industry, size and other characteristics (such as projected earnings, financial strength and debt). For example, if 10% of the Index is made up of utility stocks, the Fund would invest 10% of its assets in utility stocks of the Index with similar characteristics. Such a sampling technique is expected to be an effective means of substantially duplicating the performance of the Index, although use of the sampling technique will make it less likely that the Fund will be able to match the performance of the Values Index exactly.

SHEPHERD VALUES SMALL-CAP FUND: The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its net assets in equity securities of small capitalization U.S. companies (as defined by the Russell 2000 Value Index). Nicholas-Applegate selects stocks using a value investment philosophy by which it attempts to invest in undervalued, fundamentally strong companies undergoing positive change, based certain financial characteristics. Nicholas-Applegate looks primarily for stocks with low price-to-earnings and low price-to-book ratios and high dividend yields. Nicholas-Applegate focuses on individual companies rather than on specific industries, building the Fund one stock at a time.

         The Fund may invest in "emerging growth companies." These are small capitalization companies with limited operating histories, but companies that Nicholas-Applegate believes provide substantial up-side investment opportunity because of their core business. In addition, the Fund will also include other small capitalization stocks that would be considered out of favor with the markets. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to the risks associated with such companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. They may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

SHEPHERD VALUES INTERNATIONAL FUND: The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign companies. Templeton Portfolio Advisory applies a bottom-up stock selection approach, looking for the best available bargains on a global basis, regardless of industry or location. After identifying securities it believes are undervalued, Templeton Portfolio Advisory focuses on those factors that may cause earnings and/or assets to increase over the next five years. Sales growth, margin analysis, new product introductions, new management, financial restructuring, adjusted net asset values, currency impact, and global supply and demand for products are some of the many factors considered in the evaluation of a company. A stock must also be a real bargain relative to itself historically, its industry globally, other names in its own market, and other names in Templeton Portfolio Advisory's research database.

SHEPHERD VALUES FIXED INCOME FUND: The investment objective of the Fund is a high level of income over the long term consistent with the preservation of capital. The Fund seeks to achieve it objective by investing primarily in a broad range of investment grade fixed income securities. The Fund may invest in fixed income securities which are unrated if Potomac determines that they are of comparable quality to securities rated investment grade. Under normal circumstances the Fixed Income Fund will invest at least 65% of its total assets in fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage backed securities, municipal securities, zero coupon bonds and short term obligations (such as commercial paper).

         Potomac selects securities for the Fixed Income Fund using a "top down" methodology. This methodology involves the review of current economic conditions and the interest rate environment, and analysis of key factors shaping the economy and changes in the direction of interest rates. Potomac then reviews its investment strategy (adjusting duration targets and evaluating sector allocations) and selects portfolio securities accordingly.


VALUES BASED INVESTING: The Advisor utilizes a set of non-financial screening criteria to maintain a portfolio of securities consistent with the Shepherd Values investment philosophy. The Advisor screens potential holdings to exclude issuers that, in the Advisor's opinion, are offensive to traditional Judeo-Christian values. The Funds will not knowingly invest in businesses that are engaged to any significant degree, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies involved in the business of aborting life before birth. This includes companies involved in either the production or distribution of products or services related to these activities. In addition, the Advisor reserves the right to exercise its best judgement to exclude ownership in other companies whose corporate practices are, in the Advisor's opinion, offensive to traditional Judeo-Christian values. For example, the Advisor excludes companies which, based on VIF's research, promote same sex lifestyles.

         This specialization requires a substantial amount of additional primary and secondary research and information resources above and beyond traditional financial analysis. The Advisor primarily utilizes the services of Values Investment Forum, Inc. for this non-financial screening process.

         The values based investment policy does not apply to short positions of the Shepherd Values Market Neutral Fund whereby the Fund does not own the relevant security when initiating short sales as a hedging strategy for the Fund. As a result, the Fund may sell short the securities of businesses whose corporate practices are in violation of the Fund's values based policy.

GENERAL: For temporary defensive purposes under abnormal market or economic conditions, each Fund may hold all or a portion of its assets in money market instruments (including money market funds) or U.S. government repurchase agreements. Each Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If a Fund acquires securities of a money market fund, the shareholders of the Fund will be subject to additional management fees. Each Fund may borrow from a bank or other persons for liquidity purposes, provided such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved. In addition, it should be noted that the Advisor, Potomac and Templeton Portfolio Advisory have not previously managed assets organized as a mutual fund and that the Funds have no operating history. Rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of each Fund's investment practices.

                           HOW TO INVEST IN THE FUNDS

         Each Fund is sold on a continuous basis, subject to a minimum initial investment of $2,500 ($1,000 for qualified retirement accounts) and minimum subsequent investments of $50. For accounts participating in an automatic investment program, the minimum initial investment is $500, and the minimum subsequent investment is $50 per month. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

INITIAL PURCHASE
         BY MAILBY MAIL - You may open an account and make initial investments through securities dealers having a sales agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). You may make a direct initial investment by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to the appropriate Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.
        U.S. Mail:                         Overnight:
        Shepherd Values Funds              Shepherd Values Funds
        Unified Fund Services, Inc.        Unified Fund Services, Inc.
        P.O. Box 6110                      431 North Pennsylvania Street
       Indianapolis, Indiana  46206-6110   Indianapolis, Indiana  46204


          BY WIRE - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call Unified Fund Services, Inc (the "Transfer Agent") at (877) 636-2766 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: Shepherd Values Funds
         Account Name _________________
            (write in shareholder name)
         For the Account # ______________
            (write in account number)
         D.D.A.# 821602695

         You are required to mail a signed application to Firstar Bank, N.A. (the "Custodian") at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

         Your purchase of shares of a Fund will be effected at the public offering price. The public offering price is the next determined net asset value per share plus a sales load as shown in the following table.

======================================= ------------------------------------------------ ================================
                                                    Sales Load as of % of:
                                          Public                                 Net
                                          Offering                             Amount      Dealer Reallowance as % of
        Amount of Investment               Price                                              Public Offering Price
                                        Invested
======================================= ================================================ ================================
Less than $100,000                        3.50%                                  3.63%                3.50%
$100,000 but less than $250,000           2.50%                                  2.56%                2.50%
$250,000 but less than $500,000           1.50%                                  1.52%                1.50%
$500,000 but less than $1,000,000         1.00%                                  1.01%                1.00%
$1,000,000 or more                        None                                   None                 None
======================================= ================================================ ================================

Under certain circumstances, the Distributor may change the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Distributor by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of any Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. If your securities dealer received concessions for selling shares of a Fund to you, such securities dealer will receive the concessions described above with respect to additional investments. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to the appropriate fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

         You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

REDUCED SALES LOAD

         You may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of your shares of a Fund with the amount of your current purchases in order to take advance of the reduced sales load set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $25,000. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE

         Purchases may be effected at net asset value for the benefit of the clients of brokers-dealers and registered investment advisors affiliated with a broker-dealer, if such broker-dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Fund shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Trustees, directors, officers and employees of the Trust, the Advisor and service providers to the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of each Fund at net asset value.

ADDITIONAL INFORMATION

         For purposes of determining the applicable sales load, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.

TAX SHELTERED RETIREMENT PLANS

         Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax advisor regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

OTHER PURCHASE INFORMATION

         Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each of the Funds and the Funds' Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

                               EXCHANGE PRIVILEGE

         By telephoning the Transfer Agent at (877) 636-2766 or writing the Transfer Agent at P.O. Box 6110 , Indianapolis, Indiana 46206-6110, you may exchange, without charge, any or all of your shares in the Funds for the shares of The Cash Fund, a separately managed money market fund. Exchanges may be made only if The Cash Fund is registered in your state of residence. The exchange privilege with The Cash Fund does not constitute an offering or recommendation of The Cash Fund.

         It is your responsibility to obtain and read a prospectus of The Cash Fund before you make an exchange. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for The Cash Fund. You may make up to one exchange out of each Fund during a calendar month and four exchanges out of each Fund during a calendar year. This limit helps keep each Fund's net asset base stable and reduces the Fund's administrative expenses. There currently is no limit on exchanges out of The Cash Fund. In times of extreme economic or market conditions, exchanging Fund or The Cash Fund shares by telephone may be difficult.

         Redemption of shares in connection with exchanges into or out of a Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. A day or more delay may be experienced prior to the investment of the redemption proceeds into The Cash Fund. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

         All exchanges out of the Fund into the Cash Fund are subject to the minimum and subsequent investment requirements of The Cash Fund. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund, The Cash Fund, nor the Transfer Agent assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine.

                    HOW TO REDEEM SHARESHOW TO REDEEM SHARES

         All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Funds reserve the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to: Shepherd Values Funds Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of each of the Funds or Unified Fund Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

          BY TELEPHONE - You may redeem any part of your account in a Fund by calling the Transfer Agent (877) 636-2766. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

          ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Transfer Agent at (877) 636-2766. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

         Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to redemption at anytime if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Funds.

                             SHARE PRICE CALCULATION
The value of an individual share in each Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding,rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's (or sub-advisor's, if applicable) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor or sub-advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor (or sub-advisor, if applicable) subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor (or sub-advisor, if applicable) believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor (or sub-advisor, if applicable), subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

         Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

         Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         For federal income tax purposes, dividends paid by each Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

         Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

         On the application or other appropriate form, each of the Funds will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, each Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

                             OPERATION OF THE FUNDS

         Each Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust retains Cornerstone Capital Management, Inc., 6760 Corporate Drive, Suite 230, Colorado Springs, CO 80919 (the "Advisor") to manage the assets of each Fund. The Advisor, a Colorado corporation organized on April 1, 1997, is an independent management firm specializing in values-based investment management. The Advisor manages assets for corporations, endowments, foundations, institutional investors, individuals and limited partnerships. Darrel Uselton is the controlling shareholder of National Capital Companies, LLC (the Advisor's parent company).

         The Advisor determines the securities to be held or sold by each Fund, and the portion of each Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Board of Trustees may establish. The investment decisions of the Market Neutral Fund, the Growth Fund and the VIF Equity Fund are made by a committee of the Advisor, which is primarily responsible for the day-to-day management of each Fund's portfolio. The investment decisions of the remaining Funds are made by their respective sub-advisor.

         Each Fund is authorized to pay the Advisor a fee equal to an annual average rate as follows: Market Neutral Fund, 2.25%; Growth Fund, 1.75%; VIF Equity Fund, 1.00%; Small-Cap Fund, 1.80%; International Fund, 1.95%; Fixed Income Fund, 1.25%. The Advisor pays all of the operating expenses of each Fund except brokerage, taxes, borrowing costs (including any dividend expense on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Advisor.

         The Advisor has entered into a Sub-Advisory Agreement with Nicholas-Applegate Capital Management, 600 West Broadway, Suite 2900, San Diego, California("Nicholas-Applegate"), to serve as the Sub-Advisor of the Small-Cap Fund. Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner Nicholas-Applegate Capital Holdings, L.P., a California limited partnership controlled by Nicholas-Applegate Capital Management Holdings, Inc., a California corporation controlled by Arthur E. Nicholas. As of December 31, 1998, Nicholas-Applegate managed approximately $31.3 in assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The investment decisions of the Small-Cap Fund are made by a team of investment professionals who are primarily responsible for the day-to-day management of the Fund:
Catherine Somhegyi, partner and Chief Investment Officer of Global Equity Management, joined the firm in 1987; Larry Speidell, CFA, partner and Director of Global/Systematic Portfolio Management and Research, joined the Firm in 1994; John J. Kane, partner and Portfolio Manager , joined the firm in 1994; and Mark Stuckelman, Portfolio Manager, joined the firm in 1995, prior to that time he had five years prior investment experience with Wells Fargo Bank Investment Management Group, Fidelity Management Trust Co., and BARRA. The Advisor has agreed to pay Nicholas-Applegate a sub-advisory fee equal to an annual average rate of 0.65% of the average daily net assets of the Small-Cap Fund.

         The Advisor has entered into a Sub-Advisory Agreement with Templeton Portfolio Advisory, 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, to serve as the Sub-Advisor of the International Fund. Templeton Portfolio Advisory is a division of Templeton/Franklin Investment Services, Inc., which is controlled by Franklin Resources, Inc., a public company. As of December 31, 1998, Templeton Portfolio Advisory managed over $__ billion in assets for various clients, including corporations, mutual funds, foundations and charitable endowments, and individuals. The investment decisions of the International Fund are made by a committee of Templeton Portfolio Advisory , which is primarily responsible for the day-to-day management of the Fund. The Advisor has agreed to pay Templeton Portfolio Advisory a sub-advisory fee equal to an annual average rate of 0.75% of the average daily net assets of the International Fund.

         The Advisor has entered into a Sub-Advisory Agreement with Potomac Asset Management Company, Inc., 3 Bethesda Metro Center, Suite 530, Bethesda, MD 20814 ("Potomac"), to serve as the sub-advisor of the Fixed Income Fund. Potomac is a Maryland corporation organized in August 1981. As of December 31, 1998, Potomac managed over $700 million in assets for institutional clients, including pension plans, non-profits, endowments, foundations and health care organizations, and high net worth individuals. The investment decisions of the Fixed Income Fund are made by Roger W. Marshall and Frederic M. Smoak, CFA, who are primarily responsible for the day-to-day management of the Fund. Roger W. Marshall is the Managing Director and Senior Fixed Income Portfolio Manager at Potomac Asset Management, and a member of the firm's Investment Policy Committee. His 21 years of industry experience includes both fixed income management and capital markets research. Before joining Potomac in 1998, Mr. Marshall was President of Wainwright Asset Management for four years; Senior Vice President at A. Webster Dougherty Asset Management in 1994; and President/Managing Director of Fixed-income Services at Riggs Investment Management Corporation (RIMCO) from 1988-1994. Frederic M. Smoak, CFA is the Managing Director and Senior Fixed Income Portfolio Manager at Potomac Asset Management. He is a member of the firm's Investment Policy Committee and has Senior Portfolio Management responsibility for the firm's Investment Grade Fixed Income Strategy. Mr. Smoak has led Potomac's fixed-income effort since joining the firm in 1988 and has 17 years of portfolio management and trading experience. The Advisor has agreed to pay Potomac a Sub-Advisory fee equal to an annual average rate of 0.35% of the average daily net assets of the Fixed Income Fund.


         The Funds retain AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Funds' business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of each Fund's average daily net assets up to fifty million dollars, 0.075% of each Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of each Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $20,000). The Funds retain Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Funds' shares. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

         This section contains general information about various types of securities and investment techniques that the Funds may purchase or employ. The Statement of Additional Information provides more information.

          SHORT SALES. The Growth Fund and the Market Neutral Fund may a sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, each Fund will be required to maintain a segregated account with the Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Growth Fund will limit its short sales so that no more than 10% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. Each Fund's use of short sales may result in the Fund realizing more short-term capital gains (subject to tax at ordinary rates) than it would if it did not engage in short sales.

          EQUITY SECURITIES. Equity securities consist of common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Each Fund's investment in convertible securities will be limited to those of investment grade.

         Equity securities include S&P Depositary Receipts ("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of SPDRs track the movement of the Index relatively closely.

         Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts ("REITs") and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. A Fund will not acquire any direct ownership of real estate.

         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

FOREIGN SECURITIES: Each Fund (except the Fixed Income Fund) may invest in foreign equity securities by purchasing American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). These securities are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The International Fund may invest directly in foreign equity securities as well as ADRs. The Fixed Income Fund may invest up to 25% of its net assets in foreign debt securities.

         To the extent a Fund invests in foreign securities, either directly or through the purchase of depositary receipts, the Fund will be subject to special risks. Foreign debt and equity securities, and securities denominated in or indexed to foreign currencies may be affected by the strength of those currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. These developments could include restrictions on foreign currency transactions and rules of exchange, or changes in administrations or monetary policies of foreign governments. Foreign securities purchased using foreign currencies may incur currency conversion costs. Foreign issuers and brokers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers and brokers, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors.

         The International Fund and Fixed Income Fund may enter into [currency] forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, the Fund may incur a loss if the Advisor incorrectly predicts foreign currency values.

         With respect to certain countries in which capital markets are either less developed or not easily accessed (emerging markets), investments by the International Fund and the Fixed Income Fund may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is unlimited for these purposes and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and will result in a duplication of fees and expenses.

         There is no limitation on the amount of the International Fund's assets that may be invested in foreign securities, except that no more than 25% of the Fund's assets may be invested in any one foreign country or companies operating exclusively in one foreign country.

FIXED INCOME SECURITIES: Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

o The Growth Fund and the Fixed Income Fund may invest in corporate debt securities. These are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor (or in the case of the Fixed Income Fund, by the sub-advisor) to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. Neither Fund will invest more than 20% of its assets in corporate debt rated in the lowest investment grade category. If the rating of a security by S&P or Moody's drops below investment grade, the Advisor (or sub-advisor) will dispose of the security as soon as practicable, (depending on market conditions) unless the Advisor (or sub-advisor) determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

o Each Fund may invest in U.S. government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES: The Growth Fund and the Fixed Income Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments.

INVESTMENT IN RELATIVELY NEW ISSUES: Each Fund may invest in securities of selected new issuers. If a Fund invests in credit instruments of relatively new issuers, it will only be in those issues where the Advisor or sub-advisor (as the case may be) believes there are strong covenant protections for the holder. If issuers meet the investment criteria discussed above, the Fund may invest in securities without respect to the age of the issuer. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers which the Advisor (or applicable sub-advisor) has determined (subject to review by the Board of Trustees) to be creditworthy. The Advisor (or applicable sub-advisor) monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

OPTIONS ON STOCKS OR BONDS: The Growth Fund, the VIF Equity Fund and the Market Neutral Fund may write covered call options, and purchase put and call options, on stocks or bonds. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying security at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying security sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

OPTIONS ON STOCK AND BOND INDICES: The Growth Fund, the VIF Equity Fund and Market Neutral Fund may write covered call options, and purchase put and call options, on stock or bond indices listed on domestic and foreign stock exchanges, in lieu of direct investment in the underlying securities or for hedging purposes. A stock or bond index fluctuates with changes in the market values of the securities included in the index. Options on securities indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a stock or bond index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed "index multiplier." To cover the potential obligations involved in writing options, the Fund will either (a) hold a portfolio of stocks substantially replicating the movement of the index, or (b) the Fund will segregate with the Custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily. Successful use by the Fund of options on security indices will be subject to the Advisor's ability to predict correctly movement in the direction of the security market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

GENERAL: The Fixed Income Fund may invest up to 5% of its net assets in each of the following: mortgage-backed securities, zero coupon municipal securities, floating rate bonds, STRIPS (Separate Trading of Registered Interest and Principal Securities) and financial services industry obligations. Each Fund may also invest up to 5% of its net assets in securities sold under Rule 144A (unregistered securities that can be resold to institutions only under SEC Rule
144A). Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. The Statement of Additional Information provides information about these securities and the risks involved.

                              GENERAL INFORMATION

          FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the applicable Fund. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

          PORTFOLIO TURNOVER. Neither Fund intends to purchase or sell securities for short term trading purposes. However, if the objectives of a Fund would be better served, short-term profits or losses may be realized from time to time. It is anticipated that the portfolio turnover rate of each Fund will not exceed 100% annually.

          SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. Prior to the public offering of the Funds, Kenneth D. Trumpfheller purchased for investment all of the outstanding shares of each Fund and may be deemed to control each Fund. Mr. Trumpfheller is a Trustee and the President of the Trust and the President of the Administrator and Distributor.

         Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

         Shareholder inquiries should be made by telephone to (877) 636-2766, or by mail, c/o Unified Fund Services, Inc., to P.O. Box 6110, Indianapolis, Indiana 46206-6110.

         YEAR 2000 ISSUE. Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Advisor, Administrator or other service providers to the Funds do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Funds' major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which a Fund invests or worldwide markets and economies.

                            PERFORMANCE INFORMATION

         Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

         The Fixed Income Fund may periodically advertise its yield for a thirty day or one month period. The "yield" of the Fixed Income Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). The Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above.

         Each Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the NASDAQ Composite Index and the Dow Jones Industrial Average.

         THE ADVERTISED PERFORMANCE DATA OF EACH FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY A FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.



                               INVESTMENT ADVISOR
                      Cornerstone Capital Management, Inc.
                         6760 Corporate Drive, Suite 230
                           Colorado Springs, CO 80919

ADMINISTRATOR                                                 INVESTMENT SUB-ADVISOR TO FIXED INCOME FUND
AmeriPrime Financial Services, Inc.                           Potomac Asset Management Company, Inc.
1793 Kingswood Drive, Suite 200                               3 Bethesda Metro Center, Suite 530
Southlake, Texas  76092                                       Bethesda, MD 20814

INVESTMENT SUB-ADVISOR TO SMALL-CAP FUND                      INVESTMENT SUB-ADVISOR TO INTERNATIONAL FUND
Nicholas-Applegate Capital Management                         Templeton Portfolio Advisory
600 West Broadway, Suite 2900                                 500 E. Broward Boulevard, Suite 2100
San Diego, CA  92101                                          Fort Lauderdale, FL 33394

CUSTODIAN                                                     DISTRIBUTOR
Firstar Bank, N.A.                                            AmeriPrime Financial Securities, Inc.
425 Walnut Street, M.L. 6118                                  1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45202                                       Southlake, Texas  76092

TRANSFER AGENT (ALL PURCHASES AND                             INDEPENDENT AUDITORS
ALL REDEMPTION REQUESTS)                                      McCurdy & Associates CPA's, Inc.
Unified Fund Services, Inc.                                   27955 Clemens Road
431 North Pennsylvania Street                                 Westlake, Ohio  44145
Indianapolis, Indiana  46204


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by a Fund. This Prospectus does not constitute an offer by any of the Funds to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

TABLE OF CONTENTS                                                          PAGE


SUMMARY OF FUND EXPENSES

THE FUNDS

INVESTMENT OBJECTIVE AND STRATEGIES

HOW TO INVEST IN THE FUNDS

EXCHANGE PRIVILEGE

HOW TO REDEEM SHARES

SHARE PRICE CALCULATION

DIVIDENDS AND DISTRIBUTIONS

TAXES

OPERATION OF THE FUNDS

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

GENERAL INFORMATION

PERFORMANCE INFORMATION